Grosvenor Registered Multi-Strategy Fund (W), LLC (the “Fund”)

Supplement dated September 24, 2019 to the current Prospectus

The following information supplements and supersedes any information to the contrary relating to the Fund contained in the current Prospectus.

At an in-person meeting held on September 19, 2019, the Board of Directors (the “Board”) of the Fund voted to approve a reorganization of the Fund into Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the “Acquiring Fund” and, together with the Fund, the “Funds”), as described below (the “Reorganization”). The Reorganization does not require member approval and is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Both the Fund and the Acquiring Fund serve as feeder funds and invest substantially all of their assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). Accordingly, both Funds have identical investment objectives, strategies and risks. The combined Acquiring Fund is expected to continue to invest in the Master Fund and continue to have the same investment objective and strategies as the Acquiring Fund. The combined Acquiring Fund’s management fee and expense limitation will be the same as the Fund’s, and purchases of shares of the combined Acquiring Fund will not be subject to a sales load, as with the Fund. It is expected that the combined Acquiring Fund, with a larger asset base, will have a net expense ratio lower than that of the Fund.

The Reorganization is expected to occur as of the close of business on or about November 30, 2019 (the “Closing Date”). Under the terms of the Reorganization, the Fund will transfer to the Acquiring Fund all of its assets in exchange for shares of the Acquiring Fund, and the Acquiring Fund would assume the Fund’s stated liabilities. The corresponding shares of the Acquiring Fund would then be distributed to the Fund’s members, and the Fund would be terminated. Further information regarding the proposed Reorganization will be contained in a prospectus/information statement, which is scheduled to be available on or about October 31, 2019, or as soon thereafter as possible.

The Fund will remain open to purchases, and will continue to offer repurchases, normally, until the Closing Date as described more fully in the Fund’s registration statement.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding the Acquiring Fund, or to receive a free copy of the prospectus/information statement relating to the proposed reorganization, once it is available, please call the Funds’ telephone number: 312-506-6500. The prospectus/information statement contains important information about the Fund, the Acquiring Fund, and the combined Acquiring Fund’s objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The prospectus/information statement also will be available for free on the SEC’s website (www.sec.gov). Please read the prospectus/information statement carefully before making any decision to invest in any shares in connection with the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.